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                                                                    EXHIBIT 10.1

                               AMETEK 401(K) PLAN

                                       FOR

                               ACQUIRED BUSINESSES


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                   AMETEK 401(K) PLAN FOR ACQUIRED BUSINESSES


       Effective May 1, 1999, AMETEK, Inc. is adopting the AMETEK 401(K) Plan for Acquired Businesses for the benefit of its eligible employees.


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                                TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS AND CONSTRUCTION..................................................1


ARTICLE II - PARTICIPATION................................................................9
             2.1   Eligibility............................................................9
             2.2   Ineligible Employees...................................................9
             2.3   Participant Information................................................9
             2.4   Employee Acceptance...................................................10


ARTICLE III - SERVICE....................................................................11
             3.1   Year of Service.......................................................11
             3.2   Hours of Service......................................................11
             3.3   Severance From Service Date...........................................11
             3.4   Absence of Less Than Twelve Months....................................12
             3.5   Severance from Service................................................12


ARTICLE IV - CONTRIBUTIONS...............................................................13
             4.1   Deferral Election.....................................................13
             4.2   Employer Deferral and Matching Contributions..........................14
             4.3   Nondiscrimination Requirements........................................15
             4.4   Rollovers and Transfers...............................................19
             4.5   Non-Forfeitability of Certain Accounts................................20


ARTICLE V - INDIVIDUAL ACCOUNTS..........................................................21
             5.1   Participant Accounts..................................................21
             5.2   Valuation of Accounts.................................................21
             5.3   Employer Matching Contributions Considered Made on Last
                   Day of Plan Year......................................................21
             5.4   Valuation.............................................................21
             5.5   Limitation on Annual Additions........................................22
             5.6   Allocations Do Not Create Rights......................................25
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ARTICLE VI - PAYMENT OF BENEFITS.........................................................26
             6.1   Retirement, Death, Disability or Termination
                   of Employment.........................................................26
             6.2   Attainment of Age 59-1/2..............................................26
             6.3   Beneficiary Designation...............................................26
             6.4   Form of Payment.......................................................27
             6.5   Limitations on Commencement or Duration of
                   Benefit Payments......................................................29
             6.6   Cash-Out of Benefits..................................................30
             6.7   Qualified Domestic Relations Orders...................................30


ARTICLE VII - LOANS TO PARTICIPANTS AND WITHDRAWALS......................................31
             7.1   Loans.................................................................31
             7.2   Hardship Distribution.................................................33


ARTICLE VIII - COMMITTEE AND PLAN ADMINISTRATOR..........................................36
             8.1   Committee - Authority.................................................36
             8.2   Appointment...........................................................36
             8.3   Death, Resignation or Removal of Committee
                   Member................................................................36
             8.4   Written Notice of Appointment, Resignation or Removal.................36
             8.5   Action By Committee...................................................36
             8.6   Employment of Agents..................................................37
             8.7   No Committee Member Compensation......................................37
             8.8   Committee Powers......................................................37
             8.9   Claims for Benefits...................................................38
             8.10  Liability for Contributions...........................................39
             8.11  Plan Administrator....................................................39
             8.12  Compensation and Expenses of Plan
                   Administrator.........................................................39
             8.13  Allocation of Duties..................................................40
             8.14  Participation of Committee Members and Plan Administrator.............40
             8.15  Books and Records.....................................................40
             8.16  Fiduciary Standard....................................................40
             8.17  Indemnification.......................................................40
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ARTICLE IX - INVESTMENT OF PLAN ASSETS...................................................41
             9.1   Contributions Held in Trust...........................................41
             9.2   Investment Funds......................................................41
             9.3   Investment of Contributions...........................................41
             9.4   Changes in Investment Elections.......................................41
             9.5   Common Stock Fund.....................................................42
             9.6   Appointment of Investment Manager.....................................42


ARTICLE X - AMENDMENT, TERMINATION OR TRANSFER OF ASSETS.................................43
             10.1  Amendment of Termination..............................................43
             10.2  Termination of Plan...................................................43
             10.3  Distribution of Assets................................................43
             10.4  Affiliates............................................................44
             10.5  Amendment to Vesting Schedule.........................................44
             10.6  Merger of Plan........................................................45


ARTICLE XI - TOP HEAVY PLANS.............................................................46
             11.1  Definitions...........................................................46
             11.2  Minimum Contributions.................................................49
             11.3  Coordination with Defined Benefit Plan................................49
             11.4  Maximum Benefits......................................................50


ARTICLE XII - MISCELLANEOUS..............................................................51
             12.1  No Rights Implied.....................................................51
             12.2  Assignment and Alienation.............................................51
             12.3  No Diversion of Trust Assets..........................................51
             12.4  Exclusive Benefit.....................................................51
             12.5  No Employment Contract................................................51
             12.6  Fiduciaries...........................................................52
             12.7  Incapacity............................................................52
             12.8  Governing Law.........................................................52
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                    AMETEK 401(K) PLAN FOR ACQUIRED COMPANIES

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

              The following words and phrases shall have the meanings set forth below unless the context clearly indicates otherwise:

       1.1. "Accounts" shall mean the Deferral Election Account, the Employer Matching Contribution Account and the Rollover Contribution Account, or as many as are applicable, maintained on behalf of a Participant in accordance with this Plan.

       1.2. "Average Contribution Percentage" shall mean the average of the Contribution Percentages of a group of Participants.

       1.3. "Average Deferral Percentage" shall mean the average of the Deferral Percentages of a group of Participants.

       1.4. "Adjustment Factor" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code as applied for Plan Years beginning after December 31, 1987 and as applied to such items and in such manner as the Secretary shall provide.

       1.5. "Affiliate" shall mean any corporation that is, along with the Company, a member of a controlled group of corporations (as defined in Section 414(b) of the Code) or any other trade or business (whether or not incorporated) which, along with the Company, is under common control (as defined in Section 414(c) of the Code) or any other trade or business which is a member of an "affiliated service group" (as such term is defined in Section 414(m) of the Code or in regulations under Section 414(o) of the Code) of which the Company is also a member.

       1.6.   "Alternate Payee" shall mean an "alternate payee" as defined in
Section 414(p) of the Code.

       1.7. "Annual Valuation Date" shall mean the 31st day of December in each year.

       1.8. "Beneficiary" shall mean the person or persons designated by a Participant or Former Participant in accordance with Section 6.3, as the person or


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persons entitled to receive upon the death of such Participant or Former
Participant, any benefit under the provisions of this Plan.

       1.9. "Board of Directors" shall mean the Board of Directors of the Company.

       1.10. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       1.11. "Committee" shall mean the Administrative Committee appointed and serving pursuant to Article VIII.

       1.12.  "Common Stock Fund" shall have the meaning set forth in Section
9.5.

       1.13.  "Company" shall mean AMETEK, Inc., a Delaware corporation.

       1.14. "Compensation" shall mean an Employee's fixed salary, base pay, commissions, bonuses and overtime paid or made available to the Employee during the Plan Year in consideration for his personal services actually rendered to the Employer, unreduced by any amounts contributed to the Plan on behalf of a Participant pursuant to the Participant's Deferral Election under Section 4.1 hereof. Compensation shall not include merit awards, gifts, loans, fees, insurance and pension benefits, severance benefits (paid in any form), stock or stock options, or stock appreciation rights. Notwithstanding the foregoing, Compensation is intended to qualify as compensation determined under regulations published at 1.415-2(d)(2) and 1.415-2(d)(3) under the Code and modified by regulations published at 1.414(s)-(1)(c)(3) and 1.414(s)-(1)(c)(4) under the Code.

       In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

       Any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.


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       1.15.  "Contribution Percentage" shall mean the ratio of the Employer
Matching Contributions made on behalf of a Participant for a Plan Year to the Participant's Compensation for such Plan Year.

       1.16. "Deferral Amount" shall mean the amount by which a Participant has reduced his Compensation pursuant to a Deferral Election.

       1.17. "Deferral Election" shall mean an election which a Participant has made to contribute to the Plan pursuant to Section 4.1.

       1.18. "Deferral Election Account" shall mean a separate Account maintained for each Participant who has elected to make a Deferral Election, consisting of the amount contributed pursuant to the Participant's Deferral Election plus any earnings of the Trust and realized and unrealized gains and losses allocable to such Account, but less any amounts previously distributed to the Participant, Former Participant or Beneficiary for whom the Account is maintained.

       1.19. "Deferral Percentage" shall mean the ratio of the Deferral Amount for the Plan Year to the Participant's Compensation for such Plan Year.

       1.20. "Disability" shall mean a disability which entitles the Participant to disability benefits from Social Security; provided, however, that the Participant's disability occurs while he is employed by the Company or an Affiliate.

       1.21.  "Effective Date" shall mean May 1, 1999.

       1.22. "Employee" shall mean any person classified as a regular Employee who is employed by the Employer at a division of the Company designated for inclusion by the Board of Directors as set forth in Schedule I, and who is on the payroll of the Employer and whose wages from the Employer are subject to withholding for United States Federal income tax purposes; provided, however, that Employee shall not include any person who is hired as a Temporary Employee or Intern. Notwithstanding the foregoing, the term Employee shall not include any individual characterized by the Company or Affiliate as an "independent contractor," no matter how characterized by the Internal Revenue Service, other governmental agency or a court.

       1.23. "Employer" shall mean the Company and any Affiliate of the Company which adopts this Plan pursuant to Section 10.4 hereof.

       1.24. "Employer Matching Contribution Account" shall mean a separate Account maintained for each Participant, consisting of the Participant's share of Employer Matching Contributions, plus any earnings of the Trust and any realized or unrealized


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gains and losses allocable to such Account, but less any amounts previously distributed to the Participant, Former Participant or Beneficiary for whom the Account is maintained.

       1.25. "Employer Matching Contribution" shall mean a profit-sharing contribution made to a Participant's Employer Contribution Account pursuant to
Section 4.2(b).

       1.26. "Employment Commencement Date" shall mean the date (whether before or after the Effective Date) on which the Employee first performs an Hour of Service as an Employee, except as otherwise provided in Section 3.5 with respect to a One Year Period of Severance.

       1.27. "Entry Date" shall mean the first day of January, April, July and October of any Plan Year.

       1.28. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

       1.29. "Former Participant" shall mean a person who has ceased to be a Participant but who is entitled to immediate or deferred benefits under this Plan.

       1.30. "Highly Compensated Employee" shall mean an Employee of the Company or an Affiliate who performs an Hour of Service and who:

              (a) was at any time a Five Percent Owner (within the meaning of Section 11.1(c)) during the Plan Year or the Look-Back Year; or

              (b) for the Look-Back Year (i) received Total Compensation in excess of $80,000 multiplied by the Adjustment Factor.

An Employee is not taken into account for purposes of this Section 1.30 if he has completed a Period of Service of less than six months, is normally credited with less than 17-1/2 Hours of Service per week, normally works less than six months during the year, has not reached age 18.

For purposes of this Section 1.30, the following definitions shall apply:

       "Total Compensation" shall mean the Employee's "compensation" as defined in Subsection 5.5(f); and

       "Look-Back Year" shall mean the twelve (12) month period immediately preceding the Plan Year.


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       1.31.  "Hour of Service" shall have the meaning defined in Section 3.2.

       1.32. "Intern" shall mean a student who is employed by the Company or Affiliate while attending school or during his or her breaks from school or any other individual who is classified as an "intern" in accordance with the Company's or Affiliate's regular employment practices and policies.

       1.33.  "Investment Funds" shall mean the funds comprising the Trust Fund.

       1.34.  "Leased Employees" shall mean those individuals described in
Section 414(n)(2) of the Code employed by the Company or any Affiliate; provided, however, if such individual employees constitute 20% or less of such non-highly compensated work force of the Company or any Affiliate then the term "Leased Employees" means only those individuals who are not covered by a plan described in Section 414(n)(5) of the Code.

       1.35.  "Limitation Year" shall mean the Plan Year.

       1.36. "Normal Retirement Age" shall mean a Participant's or Former Participant's 65th birthday.

       1.37.  "One Year Period of Severance" shall have the meaning set forth in
Section 3.5.

       1.38. "Participant" shall mean an Employee who has met the requirements for participation in, and has signified his acceptance of, this Plan, pursuant to the provisions of Article II.

       1.39. "Period of Service" shall mean a period of service performed for an Employer by an Employee commencing on the Employee's Employment Commencement Date and ending on his Severance from Service Date.

       1.40. "Period of Severance" shall mean the period commencing on an Employee's Severance From Service Date and ending on the date he again performs an Hour of Service for the Employer as an Employee.

       1.41. "Plan" shall mean the AMETEK 401(k) Plan for Acquired Businesses, as it is embodied herein and as it may be amended from time to time.

       1.42. "Plan Administrator" shall mean the person, group of persons, firm or corporation serving as plan administrator pursuant to Section 8.11.


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       1.43.  "Plan Year" shall mean the twelve consecutive month period commencing January 1st and ending the following December 31st.

       1.44. "Qualified Domestic Relations Order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) which:

              (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant (the "Alternate Payee");

              (b) creates or recognizes the existence of the Alternate Payee's right to, or assigns to the Alternate Payee the right to receive all or a portion of the benefits payable to a Participant under this Plan;

              (c) specifies (A) the name and last known mailing address (if any) of the Participant and each Alternate Payee covered by the order, (B) the amount or percentage of the Participant's Plan benefits to be paid to the Alternate Payee, or the manner in which such amount or percentage is to be determined, and (C) the number of payments or the period to which the order applies and each plan to which the order relates; and

              (d) does not require the Plan to (A) provide any type or form of benefit, or any option not otherwise provided under the Plan, (B) provide increased benefits, or (C) pay benefits to the Alternate Payee under a prior Qualified Domestic Relations Order. A Qualified Domestic Relations Order may provide that distribution commence on or after the date on which the Participant attains, or would have attained the earlier of (A) the date on which the Participant is entitled to a distribution under the Plan or (B) the date on which the Participant attains age 50, regardless of whether the Participant has incurred a Severance From Service Date. Notwithstanding the foregoing, a Qualified Domestic Relations Order may provide that distribution commence as soon as administratively practicable following its determination as a Qualified Domestic Relations Order regardless of whether the Participant has incurred a Severance From Service Date, if the Order directs (A) that the payment of the benefits be determined as if the Participant had retired on the date on which payment is to begin under such Order, taking into account only the balance standing to the Participant's credit in his Accounts on such date, and (B) that the payment be made in a form in which such benefits may be paid under the Plan to the Participant other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his subsequent spouse.


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       1.45.  "Rollover Contribution" shall mean a contribution which meets the requirements of Section 4.4(b) as modified by Section 4.4(c).

       1.46. "Rollover Contribution Account" shall mean a separate Account maintained for each Participant who has elected to make a Rollover Contribution pursuant to Section 4.4, consisting of the Rollover Contribution plus any earnings of the Trust and realized or unrealized gains or losses allocable to such Account, but less any amounts previously distributed to the Participant, Former Participant or Beneficiary for whom the Account is maintained.

       1.47.  "Severance From Service Date" shall have the meaning set forth in
Section 3.3.

       1.48. "Temporary Employee" shall mean an individual who is hired by the Company or Affiliate (rather than an agency) for a specific position for a designated length of time which is normally not more than 24 consecutive months in duration and who is committed to leave the employment of the Company or Affiliate at the conclusion of such period.

       1.49. "Trust" shall mean the AMETEK 401(k) Plan for Acquired Businesses Trust, as amended from time to time.

       1.50. "Trust Fund" shall mean the assets held by the Trustee for the benefit of the Participants, Former Participants and their Beneficiaries, but not including any Plan assets theretofore set aside for distribution of benefits to or with regard to Participants, Former Participants or Beneficiaries.

       1.51. "Trustee" shall mean the trustee or trustees appointed by the Company to hold the assets of the Plan, as provided in Section 9.1 and the Trust, and any successor trustee or trustees as the Company from time to time may designate.

       1.52. "Valuation Date" shall mean the last business day of each month, and any other date as determined by the Committee, that is closer to the event requiring valuation of a Participant's Accounts under the Plan.

       Except when otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in the singular shall also include the plural, and vice versa. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. All


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references to Articles and Sections shall mean and refer to Articles and
Sections contained in this Plan, unless otherwise indicated.

       In determining time periods within which an event or action is to take place for purposes of the Plan, no fraction of a day shall be considered and any act, the performance of which would fall on a Saturday, Sunday, holiday or other non-business day, may be performed on the next following business day.

       It is the intention of the Employer that the Plan be qualified under the provisions of Sections 401(a), 401(k), 401(m) and 501(a) of the Code and under ERISA, and all provisions of this Plan shall be construed and interpreted in light of that intention.

       The titles and headings of Articles and Sections are intended for convenience of reference only and are not to be considered in construction of the provisions hereof.


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                                   ARTICLE II

                                  PARTICIPATION

       2.1.   Eligibility.

              (a) Each Employee, who is employed at a business location whose employees have been designated by the Board of Directors as eligible to participate in this Plan (subject to Section 10.4 of the Plan), and who is not an ineligible employee as described in Section 2.2, shall become a Participant in the Plan as of the effective date of participation for such business location, provided that he is at least age 18 on that date, and provided further, that he was employed by the business immediately prior to the acquisition date. Participating business locations are set forth in Schedule I hereto.

              (b) Each Employee, who becomes an employee at a business location whose employees have been designated by the Board of Directors as eligible to participate in this Plan (subject to Section 10.4 of the Plan) and who is not an ineligible employee as described in Section 2.2, shall become a Participant in the Plan as of the Entry Date which follows his date of hire by at least thirty-one (31) days, provided that he is at least age 18 on that date.

              (c)    Any Employee who is an ineligible employee as described in
Section 2.2, but who becomes an eligible employee and meets the requirements of either of the previous paragraphs, shall become a Participant on the next Entry Date following his change in eligibility status which is at least thirty-one
(31) days from his most recent date of hire.

              (d) An Employee shall remain a Participant as long as he continues to meet the requirements of this Section 2.1.

       2.2. Ineligible Employees. Notwithstanding Section 2.1, an Employee shall not be eligible to be a Participant in this Plan if (i) he is a Leased Employee, unless the participation of such Leased Employee in the Plan is required so that the Plan meets the applicable requirements of Section 414(n)(3) of the Code, or (ii) he is an employee whose terms and conditions of employment are determined pursuant to the terms of a collective bargaining agreement; unless the collective bargaining agreement provides for the inclusion of such Employee in the Plan, in which case the Employee will be eligible to participate in the Plan, pursuant to Section 2.1, on the later of the date specified in the collective bargaining agreement or the next January 1st which is on or after the date he completes the eligibility requirements set forth in Section 2.1.


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       2.3.   Participant Information. The Employer shall from time to time furnish the Committee, the Trustee and the Plan Administrator with relevant information with respect to Employees who are or become eligible for participation in the Plan, Participants, Former Participants and Beneficiaries, including without limitation, information as to their names, compensation, dates of birth, Employment Commencement Dates, Hours of Service, Periods of Service, retirements and deaths or other causes for termination of employment. The Committee, the Trustee and the Plan Administrator may rely upon such information and shall be under no obligation to make inquiry with regard to the accuracy thereof.

       2.4. Employee Acceptance. Each Employee who meets the requirements for participation in this Plan shall be so notified in writing by the Plan Administrator. An Employee shall become a Participant if he signifies his acceptance of the Plan and the benefits hereof by filing with the Committee his written application for participation in the Plan on a form supplied by the Committee and by agreeing to make a Deferral Election pursuant to Section 4.1. If an Employee does not file his application when he is first eligible to make a Deferral Election, such Employee shall become a Participant as of the Entry Date following or coinciding with the receipt by the Committee of such application, provided he continues to meet the eligibility requirements on such Entry Date.


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                                   ARTICLE III

                                     SERVICE

       3.1. Year of Service. A Participant shall be credited with a Year of Service for each 12 consecutive month Period of Service beginning with his Employment Commencement Date, and anniversaries thereof. For purposes of this Plan, any service performed by an Employee for the Company or any Affiliate shall be considered to be service performed by an Employee for an Employer.

       3.2. Hours of Service. An Hour of Service shall mean an hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer, for the performance of duties. Hours of Service shall include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, and such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Hours of Service shall also include each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer for reasons (such as vacation, sickness or temporary disability) other than for the performance of duties during the applicable computation period.

       3.3. Severance From Service Date. An Employee's Severance from Service Date shall mean the earlier of:

              (a) the date the Employee quits, retires, is discharged or dies; or

              (b)    the later of:

                     (i) the first anniversary of the first date of a period
              during which the Employee remains continuously absent from service with the Employer, either with or without pay, for any reason other than those set forth in Section 3.3(a) (including, but not limited to, periods of sick leave or temporary layoff); or

                     (ii) the second anniversary of the first date of a period
              of continuous absence from service with the Employer, for reason of ((a)) the pregnancy of the Employee, ((b)) the birth of the Employee's child, ((c)) the placement of a child with the Employee in connection with the adoption of such child by the Employee or ((d)) caring for such child for a period beginning immediately following such birth or placement.


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

              (c) Notwithstanding anything contained in Section 3.3(b) to the contrary, if an Employee is continuously absent from service with the Employer for more than one year for a reason described in Section 3.3(b)(ii), the period between the first and second anniversaries of the Employee's first date of absence shall not be treated as a Year of Service for any purpose under this Plan.

       3.4. Absence of Less Than Twelve Months. If a Participant's service as an Employee is severed pursuant to Section 3.3(a) but he resumes service as an Employee of the Employer within 12 months of his Severance from Service Date the intervening Period of Severance shall be deemed to be a Period of Service.

       3.5.   Severance from Service.

              (a) One Year Period of Severance. A One Year Period of Severance shall occur when an Employee or former Employee does not perform an Hour of Service as an Employee within the 12 month period beginning on his Severance from Service Date.

              (b) Participation After a One Year Period of Severance. A Participant who incurs a One-Year Period of Severance shall again become a Participant on his new Employment Commencement Date. For this purpose, the new Employment Commencement Date shall be the date following the Participant's re-employment on which he first performs an Hour of Service for the Employer.


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


                                   ARTICLE IV

                                  CONTRIBUTIONS


       4.1.   Deferral Election.

              (a) Election. For each Plan Year, each Participant may make a Deferral Election pursuant to which the Participant shall direct the Employer to reduce the Participant's Compensation and to contribute to the Plan, on the Participant's behalf, the amount by which the Participant's Compensation has been so reduced.

              (b) Amount of Deferral. A Participant may make a Deferral Election in an amount (in multiples of 1%) equal to not less than 1% and not more than 14% of his Compensation for the Plan Year. Such contribution shall be made by payroll deduction at the regular payroll period applicable to the Participant, or deducted from any special, non-recurring payment of Compensation made to the Participant.

              (c) Committee's Approval. A Participant's Deferral Election shall be subject to the approval (or partial approval) of the Committee. The Committee's approval shall not be given:

                     (i) if the Participant's Deferral Amount for the Plan Year would exceed $7,000, multiplied by the Adjustment Factor;

                     (ii) if the Deferral Election results in prohibited discrimination in favor of an Employee who is a Highly Compensated Employee;

                     (iii) if the Deferral Amount, taken together with the Employer Matching Contribution made on behalf of the Participant for the Limitation Year under this Plan and any other defined benefit or defined contribution plan, exceeds 25% of the Participant's "compensation" (as defined in Section 5.5(f) hereof) for the Limitation Year; or

                     (iv) if the Committee otherwise determines that the election is in excess of the amounts permitted by the Code.

In making its determination, the Committee shall apply the provisions of this
Section 4.1(c) and the applicable provisions of the Code and the regulations and rulings promulgated thereunder. If, as a result of subsequent events, a Deferral Election which has been previously approved by the Committee would later result in contributions in excess of the amount permitted under this Section 4.1(c), the Committee may revoke, in whole or in part, its prior approval and may require the Participant to reduce his Deferral Election in order to prevent such excess.

       4.2.   Employer Deferral and Matching Contributions.

              (a) Deferral Amounts. The Employer shall contribute to the Plan, on behalf of each Participant, the amount by which the Participant has elected to reduce his Compensation pursuant to his Deferral Election in accordance with Section 4.1. Notwithstanding any other provisions of the Plan to the contrary, the maximum amount which the Employer shall contribute on behalf of any Participant pursuant to such Participant's Deferral Election for any Plan Year shall not exceed $7,000, multiplied by the Adjustment Factor.

              (b) Employer Matching Contributions. The Employer shall contribute on behalf of each Participant who has a Deferral Election in effect during each payroll processing period, an amount equal to 100% of the amount contributed on behalf of such Participant pursuant to such Participant's Deferral Election which does not exceed 2%, 3%, 4%, 5% or 6% (or such other percentage as the Board of Directors shall designate) of his Compensation. The percentage of Employer Matching Contributions applicable to each business location shall be as determined by the Board of Directors as designated in Appendix I. Notwithstanding the foregoing, in the event that amounts contributed on behalf of a Participant pursuant to a Deferral Election cease or decrease during the Plan Year for any reason, Employer Matching Contributions shall be made on behalf of such Participant to the extent of the difference, if any, between (i) the actual Employer Matching Contributions made on behalf of such Participant during such Plan Year and (ii) the maximum Employer Matching Contributions that would have been made on behalf of such Participant (subject to any limitation on the amount of such Employer Matching Contributions contained herein) had the Participant's actual Deferral Amount been contributed uniformly during the Plan Year. The Employer may, in the sole discretion of its Board of Directors, make the Employer Matching Contribution hereunder at any time during the Plan Year, or, following the end of the Plan Year, within the time prescribed by law for filing the Employer's Federal income tax return (including extensions thereof) for its taxable year which coincides with, or ends within, such Plan Year. In the event that a Participant receives a distribution of excess Deferral Elections under Section 4.3 or 5.5 and any Employer Matching Contributions allocated to the Participant by reason of such distributed Deferral Elections remain in the Participant's Accounts after application of Section 4.3(b) or (c), the Participant shall forfeit such Employer Matching Contributions (plus earnings thereon determined in the manner described in Section 4.3(g). Amounts forfeited shall be used to reduce future Employer Matching Contributions under this Section 4.2(b).

              (c) Deferral Election - Discontinuance, Variation and Resumption. A Deferral Election, if approved by the Committee, shall continue in effect until changed or revoked by the Participant. A Participant may make, discontinue or change a Deferral Election, effective as of any Entry Date during the Plan Year, by filing a form with the Committee at least 30 days prior to such date indicating his instructions with respect thereto; provided, however, that a Participant may completely discontinue a Deferral Election, effective as of the first day of any month by filing a form with the Committee at least 30 days prior to such date. The Committee may modify or waive the 30 day advance notice requirements of this Section 4.2 if it finds, in its sole discretion, that such modification or waiver is appropriate under the circumstances to further the purposes of this Plan. All changes in a Deferral Election are subject to approval by the Committee in accordance with Section 4.1(c).

              (d) Limitation on Contributions. Notwithstanding any other provision of the Plan to the contrary, the Employer shall not make any contributions to the Plan pursuant to this Section 4.2 on behalf of a Participant if such contributions would exceed the limitations of Section 5.5.

              (e) Limitation on Contributions on Behalf of Highly Compensated Employees. Notwithstanding any other provision of the Plan to the contrary, the Employer shall not make any contributions to the Plan pursuant to this Section
4.2 on behalf of a Participant who is a Highly Compensated Employee that would exceed the limitations of Section 4.3.

       4.3.   Nondiscrimination Requirements.

              (a) Deferral Percentage Test. The Average Deferral Percentage in each Plan Year for all Participants who are Highly Compensated Employees shall not exceed the greater of:

                     (i) the Average Deferral Percentage for all Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                     (ii) the lesser of: (A) the Average Deferral Percentage for all Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by two or (B) the Average Deferral Percentage for all Participants who are non-Highly Compensated Employees plus two percentage points.

For purposes of the Average Deferral Percentage test, the Deferral Percentage of any Participant who is a Highly Compensated Employee and is eligible to receive qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code) or elective deferrals (within the meaning of Section 401(m)(4)(B) of the Code) under two or more plans that are qualified under Section 401(a) and 401(k) of the Code and that are maintained by the Company or an Affiliate shall be determined as if all such contributions and elective deferrals were made under a single plan.

              (b) Employer Contribution Percentage Test. The Average Contribution Percentage in each Plan Year for all Participants who are Highly Compensated Employees shall not exceed the greater of:

                (i) the Average Contribution Percentage for all Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                (ii) the lesser of (A) the Average Contribution Percentage for all Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by two or (B) the Average Contribution Percentage for all Participants who are non-Highly Compensated Employees plus two percentage points.

For purposes of the Average Contribution Percentage test, the Contribution Percentage of any Participant who is a Highly Compensated Employee and is eligible to receive matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) under two or more plans that are qualified under Sections 401(a) of the Code and that are maintained by the Company or any Affiliate shall be determined as if all such contributions were made under a single plan.

              (c) Aggregate Limit. The sum of the Average Deferral Percentage and the Average Contribution Percentage for a Plan Year, computed under Subsections (a) and (b), of Participants who are Highly Compensated Employees shall not exceed the greater of:

              (i) the sum of:

                     (A) 1.25 multiplied by the greater of (1) the Average
              Deferral Percentage of Participants who are non-Highly Compensated Employees or (2) the Average Contribution Percentage of Participants who are non-Highly Compensated Employees; and

                     (B) two plus the lesser of (1) or (2) in clause (A) above;
              provided, however that in no event may this amount exceed two times the lesser of (1) or (2) in clause (A) above; or

              (ii) the sum of:

                     (A) 1.25 multiplied by the lesser of (1) the Average
              Deferral Percentage of Participants who are non-Highly Compensated Employees or (2) the Average Contribution Percentage of Participants who are non-Highly Compensated Employees; and

                     (B) two plus the greater of (1) or (2) in clause (A) above;
              provided, however that in no event may this amount exceed two times the greater of (1) or (2) in clause (A) above.

The application of this Section 4.3(c) shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

              (d)    Special Participant Rule. For purposes of Subsection (a),
(b) and (c), the term "Participants" includes Employees eligible to participate in the Plan in accordance with Article II whether or not they elected to participate in the Plan or make a Deferral Election. For Plan Years commencing on and after January 1, 1999, "Participants" shall not include Employees who are non-Highly Compensated Employees and who have not attained age 18 and who have completed less than 1 Year of Service before the last day of the Plan Year.

              (e)    Corrections.

                     (i) In the event the Plan Administrator determines that the nondiscrimination requirement of Subsection (a) has not been satisfied in a Plan Year after Deferral Amounts have been allocated to Participants' Accounts, the Plan Administrator shall reduce the Average Deferral Percentage for the Highly Compensated Employees to the extent required to enable the Plan to satisfy at least one of the tests in Subsection (a). The reduction shall be accomplished by reducing the Deferral Amount of the Highly Compensated Employee with the highest Deferral Amount to the extent required to cause the Deferral Amount of such Highly Compensated Employee to equal the next highest Deferral Amount of all other Highly Compensated Employees. The Plan Administrator shall repeat this reduction process until the nondiscrimination requirement of Subsection (a) is met.

                     (ii) In the event the Plan Administrator determines that the nondiscrimination requirement of Subsection (b) has not been satisfied in a Plan Year after Employer Matching Contributions have been allocated to Participants' Accounts, the Plan Administrator shall reduce the Average Contribution Percentage for the Highly Compensated Employees to the extent required to enable the Plan to satisfy at least one of the tests in Subsection (b). The reduction shall be accomplished by reducing the Employer Matching Contributions of the Highly Compensated Employee with the highest Employer Matching Contributions to the extent required to cause the Employer Matching Contributions of such Highly Compensated Employee to equal the next highest Employer Matching Contributions of all other Highly Compensated Employees. The Plan Administrator shall repeat this reduction process until the nondiscrimination requirement of Subsection (b) is met.

                     (iii) In the event the Plan Administrator determines that the nondiscrimination requirement of Subsection (c) has not been satisfied in a Plan Year after Deferral Amounts and Employer Matching Contributions have been allocated to Participants' Accounts, the Plan Administrator shall reduce the Average Deferral Percentage and/or the Average Contribution Percentage (as determined under Subsection 4.3(f) below) for the Highly Compensated Employees to the extent required to enable the Plan to satisfy at the tests in Subsection (c). The reduction shall be accomplished in the same manner as is set forth in Sections 4.3(a) and 4.3(b), whichever is appropriate.

              (f) Corrective Distributions. If the Plan Administrator determines that Deferral Amounts or Employer Matching Contributions in excess of the amount permitted under Subsections (a), (b) or (c) were made to the Plan, then the Plan Administrator will cause the Trustee to make a corrective distribution of any such excess (and income allocable thereto as computed in accordance with Subsection (g)) to the Highly Compensated Employees within 12 months of the close of the Plan Year to which the excess is attributed based on the excess amounts determined under Subsection (e). Such a distribution is not subject to spousal consent. In the case of a corrective distribution required hereunder because of an excess arising under Subsection (c), reductions shall first be made from the Highly Compensated Employees' Deferral Amounts and then from their Employer Matching Contributions, if necessary.

              (g) Income Attributable to Excess Contributions. The income attributable to excess Deferral Amounts or Employer Matching Contributions as determined in accordance with Subsection (e) shall be an amount equal to the sum of:

                (i) the earnings or losses allocated to Deferral Amounts or Employer Matching Contributions, as applicable, for the preceding Plan Year multiplied by a fraction the numerator of which is the excess determined in accordance with Subsection (e), as applicable, on behalf of the Participant for the preceding Plan Year and the denominator of which is the portion of the Participant's Account attributable to Deferral Elections or Employer Matching Contributions, as applicable, as of the last day of the preceding Plan Year, reduced by earnings and increased by losses for the preceding Plan Year; plus

                (ii) the earnings or losses allocated to Deferral Amounts, or
              Employer Matching Contributions, as applicable for the period between the end of the preceding Plan Year and the last day of the month preceding the distribution date multiplied by a fraction determined under the method described in clause (i) above.

              (h) Coordination Rule. Excess Deferral Elections determined with respect to a Plan Year that shall be distributed in accordance with Section
(f) shall be reduced by any excess deferrals, previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.

       4.4.   Rollovers and Transfers.

              (a) Rollover Contribution - General. Subject to such terms and conditions as the Committee may establish from time to time, a Participant (or an Employee who is not eligible to participate in the Plan solely because he has failed to satisfy the age and service requirements of Section 2.1, and who, for purposes of his Rollover Contribution only, shall be considered a Participant in the Plan) may at any time make a Rollover Contribution to this Plan, which shall be allocated to the Participant's Rollover Contribution Account when received by the Trustee. Such Participant shall submit a written certification from the trustees, plan administrator or party maintaining the Eligible Retirement Plan from which the Rollover Contribution was distributed, in a form satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee and the Trustee shall be entitled to rely upon such certification. Notwithstanding the above, if the Committee subsequently determines that any Rollover Contribution previously made to the Plan by a Participant is not a valid Rollover Contribution, the Committee shall return to the Participant, as soon as administratively possible, the amount of the invalid Rollover Contribution, together with earnings attributable to the Rollover Contribution.

              (b) Rollover Contribution - Defined. A contribution shall qualify as a Rollover Contribution if:

                (i) it represents an Eligible Rollover Distribution to the Participant under a retirement plan qualified under Section 401(a) of the Code;

                (ii) it represents the balance to the credit of the Participant in an individual retirement account or annuity (as described in Section 408 of the Code) created solely to receive amounts described in Subsection (i) above, and to which no other contributions were made by the Employee; or

                (iii) it represents a direct transfer to the Trustee from an
              Eligible Retirement Plan described in Subsection (i), above, of all or a portion of the benefit to which the Employee was entitled under such Eligible Retirement Plan.

For purposes of this Section 4.4, Eligible Rollover Distribution and Eligible Retirement Plan shall have the meanings set forth in Section 6.4(e).

              (c) Limitation. A Rollover Contribution shall not include any amount which constituted an employee contribution, whether voluntary or mandatory, made by the Employee to a plan described in Subsection (b)(i), unless such employee contribution is transferred to the Plan pursuant to Section 4.4(b)(iii).

       4.5. Non-Forfeitability of Certain Accounts. A Participant's rights to his Deferral Election Account, his Employer Matching Contribution Account, and his Rollover Contribution Account, if any, shall, at all times, be 100% nonforfeitable.

                                    ARTICLE V

                               INDIVIDUAL ACCOUNTS

       5.1. Participant Accounts. The Committee shall maintain a Deferral Election Account, an Employer Matching Contribution Account and a Rollover Contribution Account, if applicable, in the name of each Participant.

       5.2. Valuation of Accounts. As of each Valuation Date, the Committee shall:

              (a) First, add to each of the Participant's Accounts the Deferral Amounts and Employer Matching Contributions made during the preceding month which are then allocable to each such Account and subtract all distributions made to Participants since the last preceding Valuation Date;

              (b) Next, allocate to the Accounts of each Participant or Former Participant who has elected to invest in any Investment Fund, each item of income, expense, gain and loss accruing to such Fund among the Accounts of Participants or Former Participants electing to invest, or having an investment, in such Fund in the same proportion to the value, as of the last preceding Valuation Date, that the portion of each such Account so invested bears to the value of the portion of all such Accounts which are invested in such Fund.

              (c) With respect to a Participant whose employment with the Employer terminates for any reason during a month, the Committee may (A) value such Participant's Accounts, in accordance with the provisions of this Section 5.2, as of the last day of the month in which such termination occurs, and (B) value the portion of the Participant's Accounts, if any, which is invested in the Common Stock Fund as of the date on which such shares are sold.

       5.3. Employer Matching Contributions Considered Made on Last Day of Plan Year. For purposes of this Article V, the Employer Matching Contributions made pursuant to Section 4.2(b) for any Plan Year will be considered to have been made on the last day of that Plan Year, regardless of when paid to the Trustee.

       5.4. Valuation. The Trustee shall have prepared, on a daily basis, a valuation of each Investment Fund and each Participant's or Former Participant's Accounts, the same to be available to each Participant or Former Participant. Within a reasonable time after the close of each month, the Trustee shall prepare or cause to be prepared a statement of the condition of the Trust Fund, setting forth all investments, receipts, disbursements, and other transactions effected during such month, and showing all the assets of the Trust Fund and the cost and fair market value thereof. The items of information in the statement shall be shown separately for each investment vehicle maintained in the Investment Fund. This statement shall be delivered to the Committee and the Plan Administrator. The Plan Administrator shall then cause to be prepared, and the Trustee shall deliver to each Participant or Former Participant, a quarterly report disclosing the status of his Accounts in the Trust Fund.

       5.5.   Limitation on Annual Additions.

              (a) General. Notwithstanding any other provision of the Plan, the Annual Addition to a Participant's Accounts for any Limitation Year may not exceed an amount equal to the lesser of:

                     (i) the greater of (A) $30,000 or (B) 1/4th of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year; or

                     (ii) 25% of the Participant's compensation for the Limitation Year.

              (b) Coordination with Defined Benefit Plan. In the event that an Employee is a participant in both a defined benefit plan (whether or not terminated) and a defined contribution plan maintained by the Employer (or a Related Employer), the sum of the Defined Benefit Plan Fraction plus the Defined Contribution Plan Fraction may not exceed 1.0.

              (c) Defined Benefit Plan Fraction - Defined. For purposes of this Section 5.5, "Defined Benefit Plan Fraction" with respect to a defined benefit pension plan shall mean, for any Limitation Year, a fraction:

                (i) the numerator of which is the Participant's projected annual benefit under such defined benefit pension plan (determined as of the close of such year); and

                (ii) the denominator of which is the lesser of (A) the product of 1.25 times $90,000 multiplied by the Adjustment Factor; provided, however, that such adjusted dollar limit shall not become effective for purposes of this Plan for Limitation Years ending prior to the January 1st of the calendar year for which such adjustment is announced, or (B) the product of 1.4 times 100% of the Participant's actual compensation for the three consecutive years of participation in such defined benefit pension plan during which he received the greatest aggregate compensation from the Employer or any Related Employer.

              (d) Defined Contribution Plan Fraction - Defined. For purposes of this Section 5.5, "Defined Contribution Plan Fraction" shall mean, for any Limitation Year, a fraction:

                (i) the numerator of which is the sum of the Annual Additions credited to the Participant's Accounts under this Plan and all other defined contribution plans maintained by the Employer or any Related Employer in such Limitation Year and for all prior Limitation Years; and

                (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year: (A) the product of 1.25 times the dollar limitation under Subsection (a)(i), as in effect for such Limitation Year, or (B) the product of 1.4 times 25% of the Participant's compensation for such year.

Subsections (b), (c) and (d) shall not apply to Limitation Years commencing on and after January 1, 1999.

              (e) Annual Additions - Defined. For purposes of this Section 5.5, the term "Annual Addition" means, for each Limitation Year, the sum of:

                (i) the portion of the contribution (other than a contribution made pursuant to a Participant's Deferral Election) made by the Employer (or a Related Employer) for such Limitation Year under this Plan and any defined contribution plan; plus

                (ii) the amount, if any, contributed on behalf of the
              Participant pursuant to the Participant's Deferral Election for such Limitation Year under this Plan or any other defined contribution plan maintained by the Employer or a Related Employer; plus

                     (iii) the amount of forfeitures, if any, allocated to the
              Participant's account for such Limitation Year under this Plan or any other defined contribution plan maintained by the Employer or a Related Employer; plus

                (iv) the amount, if any, of the Participant's voluntary
              contributions made under a defined contribution plan maintained by the Employer or a Related Employer for such Limitation Year.

The term "Annual Addition" shall not include any Rollover Contribution or any earnings allocable to any Account thereunder.

              (f) Compensation - Defined. Solely for purposes of Section 5.5, the term "compensation" shall mean a Participant's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer or a Related Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips, bonuses and contributions made at the Employee's election to employee benefit plans pursuant to Section 125, 401(k) and 403(b) of the Code). Except as provided in the preceding sentence, the term "compensation" shall not include contributions made by the Employer or a Related Employer to this or to any other plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the Code, such contributions are not includible in the gross income of the Participant for the taxable year in which contributed, nor contributions made by the Employer or a Related Employer to a Simplified Employee Pension described in Section 408(k) of the Code, to the extent such contributions are deductible by the Participant under
Section 219 of the Code, nor any amounts realized on the exercise of a non-qualified or incentive stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, nor distributions from a deferred compensation plan (except from an unfunded non-qualified plan when includible in gross income), nor amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option, nor any amounts which receive special tax benefits, such as premiums for group term life insurance, to the extent not includible in the gross income of the Participant for Federal income tax purposes.

              (g) Other Plans. For purposes of applying the limitations of this Section 5.5, all defined benefit plans maintained by the Employer or a Related Employer (whether or not terminated) are to be treated as one defined benefit plan, and all defined contribution plans maintained by the Employer or a Related Employer (whether or not terminated) are to be treated as one defined contribution plan. Any contributions to the Employer's defined benefit plan made by an Employee shall be deemed to be made under a separate defined contribution plan.

              (h) Related Employer - Defined. For purposes of this Section 5.5, the term "Related Employer" shall mean any other corporation that is, along with the Employer, a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) thereof) or any other trades or businesses (whether or not incorporated) which, along with the Employer, are under common control (as defined in Section 414(c) of the Code as modified by Section 415(h) thereof) or any other employer that forms, along with the Employer, an "affiliated service group"

(as such term is defined in Section 414(m) of the Code or in regulations under Section 414(o)).

              (i) Return of Excess Annual Additions. If a Participant's Annual Addition exceeds the amounts specified above:

                     (i) The Plan shall distribute Deferral Election contributions to the Participant to the extent an excess exists, together with earning on such excess amounts. The Committee shall make such distribution in a lump sum as soon as administratively possible after the excess is determined.

                     (ii) Employer Matching Contributions based on the Deferral Election contributions above shall be forfeited in the Plan Year in which the Deferral Elections are distributed. Employer Matching Contributions are based on distributed Deferral Election contributions to the extent that Employer Matching Contributions would have been reduced if the Participant had made Deferral Election contributions for the Plan Year equal to undistributed Deferral Election contributions.

                     (iii) Deferral Election contributions and Employer Matching Contributions which are forfeited under (ii) above shall not be counted in determining whether the limit in Code Section 402(g) has been exceeded or in performing the nondiscrimination tests in Section 4.3 of this Plan.

       5.6. Allocations Do Not Create Rights. No Participant shall acquire any right to or interest in any specific asset of the Trust Fund merely as a result of the allocations provided for in the Plan.

                                   ARTICLE VI

                               PAYMENT OF BENEFITS

       6.1. Retirement, Death, Disability or Termination of Employment. Upon a Participant's termination of employment with the Employer, either voluntarily or involuntarily, retirement, Disability or death, he shall be entitled to 100% of the value of his Accounts. The value of all Accounts shall be determined and payable in accordance with the provisions of Sections 5.2, 5.3 and 6.5.

       6.2. Attainment of 59-1/2. If a Participant attains age 59-1/2 and remains in the service of the Employer, he may elect to have the value of his Deferral Election Account and Employer Matching Contribution Account (determined in accordance with Sections 5.2 and 5.3 and valued as of the Valuation Date coincident with or next succeeding the date of his election or, pursuant to procedures which the Committee may, in its sole discretion, adopt, as of the last day of the month in which he files his election), to the extent of his nonforfeitable right to such Accounts, paid to him (or his Beneficiary in the event of his death) in a lump sum as soon as practicable following the date as of which his Accounts are valued. The Participant (or Beneficiary) may make such an election by filing a written notice with the Committee, on a form acceptable to the Committee. Notwithstanding such withdrawal, the Participant may also elect to continue to participate in the Plan if he otherwise remains eligible.

       6.3. Beneficiary Designation. If a Participant or Former Participant has a spouse, his spouse shall be his Beneficiary, unless the Participant or Former Participant designates someone other than his spouse as his Beneficiary (other than as a contingent Beneficiary) and his spouse consents to such designation pursuant to this Section 6.3. If the Participant or Former Participant does not have a spouse, or if the spouse consents, the Participant or Former Participant shall have the right to designate someone other than his spouse as his Beneficiary. In all events, the Participant or Former Participant shall have the right to designate a contingent Beneficiary. Each such designation shall be in writing, filed with the Committee, and shall be in such form as may be required by the Committee. If a married Participant or Former Participant designates someone other than his spouse as his Beneficiary (other than as a contingent Beneficiary), such Beneficiary designation shall not be effective unless (a) the spouse consents to such Beneficiary designation, in writing, and her consent is witnessed by a Plan representative or notary public, or (b) the Participant or Former Participant demonstrates, to the satisfaction of the Committee, that he is not married or his spouse cannot be located. The Committee shall determine which Beneficiary, if any, shall have been validly designated. If no Beneficiary has been validly designated, or if the designated Beneficiaries predecease the Participant or Former Participant, then the amount, if any, payable upon the Participant's or Former Participant's death shall be paid:

              (a) to the Participant's or Former Participant's surviving spouse; or, if there is none,

              (b) to the Participant's or Former Participant's children and issue of deceased children, in equal shares, per stirpes; or if there are none,

              (c) to the Participant's or the Former Participant's parents, in equal shares, or to the survivor thereof; or if there are none,

              (d) to the legal representative(s) of the Participant's or the Former Participant's estate.

       6.4.   Form of Payment.

              (a) Retired or Disabled Participants. Upon a Participant's termination of employment with the Employer on or after his Normal Retirement Age or on account of a Disability, he shall be entitled to receive an immediate distribution of the value of his Accounts; provided that he returns a completed benefit distribution form to the Plan Administrator.

              (b) Terminated Participants. Upon a Participant's termination of employment, either voluntarily or involuntarily, prior to his Normal Retirement Age (other than by reason of his death or Disability) he shall be entitled to receive an immediate distribution of the value of his Accounts; provided he returns a completed benefit distribution form to the Plan Administrator prior to the last day of the twelfth (12th) calendar month following his termination of employment. If the Participant does not elect to receive either a distribution or a direct transfer of the value of his Accounts upon his termination of employment, the Participant will be eligible to elect a distribution of the value of his Accounts at any time after his attainment of age 55.

              Until benefits are distributed, a Participant's Accounts shall be held and invested in accordance with Section 9.2 pursuant to the instructions of the Former Participant.

              (c) Death of a Participant. If a Participant or Former Participant, dies prior to the date payment of his benefit begins, the value of his Accounts shall be paid to his Beneficiary as soon as practicable following his death.

              (d) Amount and Form of Payment. Any distribution made pursuant to this Plan shall be made in a single lump sum and in cash except that if, as of the date the Participant terminates his employment, part of his Accounts is invested in the Common Stock Fund or in shares of any Investment Fund, then the Participant, Former Participant or Beneficiary to whom such payment is made may elect to have that portion of the Accounts which is so invested paid in common stock or shares held in each such Investment Fund; provided, however, that cash will be paid in lieu of any fractional shares allocated to the Participant's or Former Participant's Accounts.

              (e) Direct Rollover. Notwithstanding any provision of the Plan to the contrary, that would otherwise limit a Distributee's election under this subsection, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover.

              For purposes of subsection (e) of this Section 6.4, the following definitions shall apply:

                     (i) An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                     (ii) An Eligible Retirement Plan is an individual retirement account described in Section 408 of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                     (iii) A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relation Order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                     (iv) A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the distributee.

       6.5.   Limitations on Commencement or Duration of Benefit Payments.

              (a) Commencement of Benefits Notwithstanding any provision of the Plan to the contrary, the payment of benefits to each Participant or Former Participant shall commence on the April 1st following the later of the calendar year in which the Participant or Former Participant attains the later of age 70-1/2 or the calendar year in which he retires. Such payments shall be made:

                     (i)    on or before such date;

                     (ii) beginning by such date, over the life of such Participant or Former Participant or over the lives of the Participant or Former Participant and his Beneficiary; or

                     (iii) beginning by such date, over a period which may not extend beyond the life expectancy of such Participant or Former Participant and the joint life expectancy of the Participant, Former Participant and his Beneficiary.

Notwithstanding the foregoing, the payment of benefits to each Participant who attained age 70-1/2 prior to January 1, 1988 and is not a Five Percent Owner (as defined in Section 11.1(c)) shall commence on the later of the April 1st following the taxable year in which (i) he attains age 70-1/2 or (ii) he retires.

              (b) Maximum Duration of Death Benefits. If a surviving spouse of a deceased Participant or Former Participant dies before such Participant's or Former Participant's interest has been distributed to such surviving spouse, then the benefit shall be distributed to his Beneficiary within (i) within five years after the death of the Participant or Former Participant (or the death of his surviving spouse, as the case may be).

                     All benefits payable under this Section 6.5 shall satisfy the incidental death benefit rule of Section 401(a)(9)(G) of the Code by determining the life expectancies of the Participant and his Beneficiary with reference to proposed Treasury Regulation Section 1.401(a)(9)-2.

              (c) Additional Limitations. Notwithstanding anything to the contrary contained in this Section 6.5, the payment of benefits hereunder to a Participant or Former Participant shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                     (i)    his attainment of age 65;

                     (ii) the tenth anniversary of the year in which the Participant began to participate in the Plan; or

                     (iii) the termination of the Participant's service with the Employer or an Affiliate;

provided, however, that the Participant or Former Participant may elect to defer the commencement of the payment of benefits hereunder until any time prior to the April 1st following the calendar year in which he attains age 70-1/2.

              6.6. Cash-Out of Benefits. Notwithstanding anything contained in this Plan to the contrary, if the value of a Participant's or Former Participant's Account is $5,000 or less, the Committee shall pay such benefit in a single lump sum as soon as practicable after the retirement, termination, Disability or death of the Participant or Former Participant, and any such distribution to the Participant, Former Participant or his Beneficiary, as the case may be, shall be in complete discharge of the Plan's obligation with respect to such benefit.

              6.7. Qualified Domestic Relations Orders. If the Plan Administrator has determined that a domestic relations order which pertains to the benefits under this Plan of a Participant or Former Participant is a Qualified Domestic Relations Order, then the amount of benefits otherwise payable under this Plan to such Participant or Former Participant, or his Beneficiary, as the case may be, shall be reduced by the value of any amounts paid or payable pursuant to such Order.

                                   ARTICLE VII

                      LOANS TO PARTICIPANTS AND WITHDRAWALS

       7.1.   Loans.

              (a) General. The Committee shall be authorized to administer a loan program under the Plan, pursuant to this Section 7.1. A Participant may borrow a portion of his Accounts, in accordance with the following procedures, terms and conditions:

                     (i) In order to borrow any portion of his Accounts, the Participant shall file a written application with the Committee and shall sign a written form, prescribed by the Committee, authorizing the Employer to deduct from such Participant's pay for each month during the term of the loan, amounts determined in accordance with such schedule of repayment as may be determined appropriate by the Committee in order to repay the principal and accrued interest due under the loan. In determining a schedule of repayment of any loan under this Plan, the Committee shall provide for substantially level amortization of such loan (with payments not less frequently than quarterly), over the term of the loan. Loan proceeds shall be distributed to the Participant as soon as administratively practicable following application.

                     (ii) The aggregate total of all outstanding loans to a Participant under this Plan shall be in an amount specified by the Participant, which amount shall not be less than $1,000 nor more than 50% of the nonforfeitable value of such Participant's Accounts, determined on the date of the loan application; provided, however, that any loan amount, when added to the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, shall not exceed $50,000.

                     (iii) Any loan to a Participant under this Plan shall be made at an interest rate fixed by the Committee, determined as of the date of the loan application. The Committee shall ascertain a reasonable rate of interest each month, with respect to loans granted in the following month, which shall provide the Plan with a return commensurate with, and be determined on the basis of, the interest rates charged by commercial lending institutions for loans which would be made under similar circumstances.

                     (iv) The aggregate total of all outstanding loans to a Participant under this Plan shall be adequately secured by up to 50% of the non-forfeitable value of the Participant's Accounts. In addition to said value of the Participant's Accounts, the Committee may require the Participant to post additional security if it believes such security is necessary or desirable in order to adequately secure the loan. If, because of a decrease in the value of the Participant's Accounts, or for any other reason, the Committee believes the loan to be inadequately secured, it shall either require the Participant to post security in addition to the value of such Accounts or demand accelerated repayment of the loan. The types of security that may be required to be posted shall include, but not be limited to, certificates of deposit, stocks, short-term bonds and other short-term securities and their cash equivalents.

                     (v) Any loan to a Participant under this Plan shall contain such default provisions as may be determined appropriate by the Committee, including the provision that if an event of default occurs and is not cured within 30 days, the unpaid principal and accrued interest due under the loan shall be declared immediately payable in full and may be charged back against the Participant's Accounts as a distribution at the earliest time that the Participant is entitled to receive a distribution under this Plan. A failure to make a scheduled payment, or the filing of an application for a benefit distribution (other than a hardship withdrawal pursuant to Section 7.2) under this Plan, shall constitute events of default.

                     (vi) A loan origination fee, in an amount determined by the Committee annually, will be charged to each Participant obtaining a loan and will be deducted from the loan proceeds.

                     (vii) For all loans, a loan maintenance fee, in an amount determined by the Committee, will be charged to each Participant and will be deducted from such Participant's Accounts for each Plan Year during which such loan is outstanding.

              (b) Allocation of Loans. The written instrument evidencing any loan made pursuant to this Section 7.1 shall be held by the Trustee for the benefit of the Participant to whom the loan was made and not for the Trust Fund as a whole, and the Participant's interest in Investment Funds, other than the Common Stock Fund will be reduced by a like amount, in the same proportion that his interest in each such Investment Fund bears to the amount of the loan.

              (c) Aggregation of Loans. For purposes of determining whether the dollar limitations of Section 7.1(a) have been met, the Committee shall take into account the unpaid principal amount of any loan(s) made to the Participant under the provisions of any employee benefit plan to which contributions have been made on his behalf by the Employer or an Affiliate.

              (d) Number of Outstanding Loans. A Participant may have up to two (2) outstanding loans from his Accounts at any given time. If a Participant already has an outstanding loan from his Accounts, he may request a second loan, provided that (i) the request is made no sooner than six (6) months after the initial loan request and (ii) the limits described in subsection (a) are not exceeded by the total of the two loans.

              (e) Maximum Term of Loans. The Committee may not permit a Participant to borrow any part of the value of the Participant's Accounts, pursuant to Section 7.1 unless the Participant is required, by the terms of the loan, to repay the amount borrowed within 5 years of the date of the loan. Notwithstanding the foregoing, if the Participant borrows from his Accounts, under the provisions of this Section 7.1 and the proceeds of such loan will be used by the Participant to acquire any dwelling unit which, within a reasonable period of time, is to be used as a principal residence of the Participant, then the maximum term of the loan need not be restricted to five years and the loan shall be repaid within a reasonable period of time, as fixed by the Committee in the loan papers at the time the loan is made. At the time the loan is made, the Committee shall determine whether a dwelling unit will be used as a principal residence within a reasonable period of time.

              (f) Allocation of Payments. Each payment by the Participant to the Trustee in repayment of any outstanding loan(s) shall be allocated to the portion of the Participant's Accounts invested in the Investment Funds in the same proportion as any new contributions on behalf of the Participant would be allocated between the Investment Funds.

              (g) Repayment of Loans. A Participant may repay any outstanding principal and accrued interest due under the loan without being charged with any prepayment penalty at any time after the six month period beginning on the date that the loan was made. No penalty will apply to prepayments.

       7.2.   Hardship Distribution.

              (a) General. As of the last day of any month, a Participant shall be entitled to receive a hardship distribution from his Deferral Election Account if he establishes, to the satisfaction of the Committee or as provided in Subsection (b) or Subsection (c), that (i) he has an immediate and heavy financial need and (ii) the distribution is necessary to satisfy such financial need. In no event, however, shall the amount which is distributed to a Participant exceed the lesser of the amount required to meet such financial need, as determined by the Committee, or the balance of the

Participant's Deferral Election. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. In order to make a withdrawal pursuant to this Section 7.2, the Participant shall file with the Committee a written application, on a form acceptable to the Committee, at least 30 days prior to the date on which the Participant wishes to make a withdrawal, setting forth the reasons for the withdrawal request, the amount he wishes to withdraw and such other information as the Committee may require. In administering the provisions of this Section 7.2, the Committee shall act in a uniform, non-discriminatory manner, and all Participants shall be treated similarly under similar circumstances.

              (b) Immediate and Heavy Financial Need. For the purposes of this Section 7.2, a distribution will be deemed to be on account of an immediate and heavy financial need within the meaning of Subsection (a)(i) if it is for:

                     (i) Medical care expenses (within the meaning of Section 213(d) of the Code) previously incurred by the Participant, the Participant's spouse or the Participant's dependents or prepayment of medical care expenses necessary for such persons to obtain such care.

                     (ii) Costs directly related to the purchase (excluding mortgage payments) of the Participant's principal residence.

                     (iii) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the employee, or the employee's spouse, children, or dependents (as defined in Section 152 of the Code);

                     (iv) Payments necessary to prevent eviction from, or foreclosure of a mortgage on, the Participant's principal residence.

              (c)    Distribution Deemed Necessary. For purposes of Subsection
(a)(ii), a distribution shall be treated as necessary to satisfy an immediate and heavy financial need of a Participant, if, and only if, the Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans available to him under this Plan (provided that such available loan amount equals or exceeds the financial need) and any other plan maintained by the Company or any Affiliate. Notwithstanding the preceding sentence, a Participant may satisfy Subsection (a)(ii), without obtaining all nontaxable loans available to him under the Plan, by demonstrating to the Committee that he lacks other resources that are reasonably available to satisfy his heavy and immediate financial need, provided, that the Committee determines that requiring the Participant to obtain a loan under the Plan would impair the Participant's ability to obtain additional funds from other sources which are necessary to satisfy the same financial need, or in and of itself impose an additional hardship on the Participant.

              (d) Suspension and Limitation of Deferral Elections. A Participant who receives a hardship distribution pursuant to this Section 7.2 shall have his Deferral Elections suspended for a one year period commencing on the date of receipt of the hardship distribution, and the Participant's Deferral Election for the Plan Year following the Plan Year of the hardship distribution shall be limited to the amount described in Section 402(g) of the Code as in effect for such following year, reduced by the amount of the Participant's Deferral Elections made for the Plan Year of the hardship distribution prior to the beginning of the one year suspension.

              (e) Members of Reserve Units. A Participant, who is a member of a reserve unit of the armed forces of the United States that is called to active duty, shall not be subject to the loan requirements deemed necessary to meet the requirements of subsection (c) in order to receive a hardship distribution from the Plan.

                                  ARTICLE VIII

                        COMMITTEE AND PLAN ADMINISTRATOR

       8.1. Committee - Authority. The Administrative Committee (the "Committee") shall have the authority to control and manage the operation and administration of this Plan (other than the authority to manage and control the assets of the Plan), except to the extent such powers have been allocated to the Trustee or a Plan Administrator, or delegated to any other person pursuant to the Plan or the Trust. The Committee and the Plan Administrator shall be "named fiduciaries" within the meaning of Section 402 of ERISA.

       8.2. Appointment. The Committee shall consist of at least 3 persons, all of whom shall be appointed by the Board of Directors, to serve at its pleasure. The members may, but need not be, officers or directors of the Company. If, at any time, there shall be fewer than 3 members, the Board of Directors shall appoint one or more new members so that there are at least 3 members. The appointment of a Committee member shall become effective upon delivery of his acceptance in writing of such appointment to the Company and to each other Committee member, if any, then acting under this Plan.

       8.3. Death, Resignation or Removal of Committee Member. A Committee member shall cease to be such upon his death, resignation, removal by the Board of Directors or being declared legally incompetent. Any Committee member may resign by notice in writing mailed or delivered to the Company and to the remaining member or members. Any one or all of the Committee members may be removed by the Board of Directors by delivery to the affected member or members, with copies to the other members then acting, of an instrument executed by the Company evidencing the action taken by the Board of Directors to remove such member or members.

       8.4. Written Notice of Appointment, Resignation or Removal. A copy of any instrument evidencing the acceptance of appointment, resignation or removal of a Committee member shall be filed with the records of this Plan and shall be deemed a part of this Plan.

       8.5. Action By Committee. Any and all acts may be taken and decisions may be made hereunder by a majority of the Committee members then acting. The Committee may make any decision or take any action at a meeting duly called and held, or by written documents signed by the minimum number of Committee members empowered to take action or make decisions at that time, as hereinabove provided. The members may delegate to each or any of their number authority to perform ministerial acts or to sign documents on behalf of the Committee, and a document so signed shall be conclusively presumed to be the action of the Committee.

       8.6. Employment of Agents. The Committee may enlist the services of such agents, representatives and advisers as they may deem advisable to assist them in the performance of their duties under this Plan, including, but not by way of limitation, custodial agents for the Trust Fund and attorneys and accountants.

       8.7. No Committee Member Compensation. The Committee members shall serve without compensation, as such, but the reasonable expenses incurred by the Committee, including reasonable fees and expenses of custodial agents, attorneys, accountants and other advisers, shall be paid from the Trust Fund and shall be allocated between principal and income as the Committee may determine; provided, however, that the Company may, in its own discretion, pay all or part of such expenses.

       8.8. Committee Powers. The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to discharge its responsibilities with respect to this Plan, including, but not by way of limitation, the sole discretionary authority to do the following:

              (a) To interpret and construe this Plan and to determine all questions arising under this Plan, other than those specifically reserved elsewhere herein for determination by the Company or the Plan Administrator, and to correct any defect or supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as they shall deem expedient to effectuate the purposes and intent of this Plan;

              (b) To determine all questions of eligibility and status and rights of Participants and others under this Plan, either directly or on appeal. The Committee shall have the exclusive discretionary authority to determine eligibility for benefits under the Plan, to construe the terms of the Plan, to make factual determinations and to determine any question which may arise in connection with the operation or the administration of the Plan. The actions and the decisions of the Committee shall be conclusive and binding upon the Employer and any and all Participants, Former Participants, spouses, Beneficiaries, Alternate Payees and their respective heirs, distributees, executors, administrators, or assignees; subject, however, to the right of Participants, Former Participants spouses, Beneficiaries, Alternate Payees and their respective heirs, distributees, executors, administrators, or assignees to file a written claim under the Claims Procedure as set forth in Section 8.9;

              (c) To authorize and make, or cause to be made, payment of all benefits and expenses which become payable under this Plan;

              (d) To adopt and to amend from time to time such by-laws and rules and regulations as they shall deem necessary for the administration of this Plan, which are not inconsistent with the terms and provisions of this Plan.

              (e) To establish reasonable procedures to determine whether a domestic relations order is a Qualified Domestic Relations Order and for payments to be made pursuant to such Order. Any payment made by the Committee pursuant to a Qualified Domestic Relations Order shall reduce, by a like amount, the amount otherwise payable under the Plan to the Participant or Former Participant to whom such Order relates or his Beneficiary, as the case may be.

       8.9. Claims for Benefits. A Participant, Former Participant or Beneficiary ("Claimant") shall file a claim for benefits with the Committee at the time and in the manner prescribed by it. The Committee shall provide adequate notice in writing to any Claimant whose claim for benefits under the Plan has been denied. Such notice must be sent within 90 days of the date the claim is received by the Committee, unless special circumstances warrant an extension of time for processing the claim. Such extension shall not exceed 90 days and no extension shall be allowed unless, within the initial 90-day period, the Claimant is sent a notice of extension indicating the special circumstances requiring the extension and specifying a date by which the Committee expects to render its final decision. The Committee's notice of denial to the Claimant shall set forth:

              (a)    The specific reason or reasons of the denial;

              (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

              (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

              (d)    A statement that the claimant may:

                     (i) request a review upon written application to the Committee;

                     (ii)   review pertinent Plan documents; and

                     (iii)  submit issues and comments in writing; and

              (e) The name and address of the Committee's delegate to whom the Claimant may forward his appeal. Any appeal that the Claimant wishes to make from the adverse determination must be made, in writing, to the Committee, within 60 days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the 60-day period will render the Committee's determination final, binding, and conclusive. If the Claimant should appeal to the Committee, he or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feel are pertinent. The Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant, in writing, of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day period unfeasible, but in no event shall the Committee render a decision on an appeal from the denial of a claim for benefits later than 120 days after receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.

       8.10. Liability for Contributions. The Committee shall not be responsible for the determination or collection of any contributions which may be or become payable under this Plan.

       8.11. Plan Administrator. The Board of Directors may designate in writing the Committee, or a person, who may but need not be a Committee member, or a corporation which may but need not be the Company, to act as the Plan Administrator hereunder. The appointment of a Plan Administrator shall be effective upon delivery of written acceptance of such appointment to the Company and the Committee. The Board of Directors may from time to time revoke such designation by notice in writing mailed or delivered to the Plan Administrator, and the Plan Administrator may resign by notice in writing mailed or delivered to the Company. Any designation, acceptance, resignation or removal of the Plan Administrator shall be deemed a part of this Plan. The Company shall be the Plan Administrator unless a Plan Administrator has been appointed pursuant to this
Section 8.11. The Plan Administrator shall have those responsibilities assigned to the "plan administrator" by ERISA, the Code, any other applicable law, any regulations issued pursuant to any of the foregoing, and the provisions of this Plan.

       8.12. Compensation and Expenses of Plan Administrator. Unless the Plan Administrator is a firm or corporation, the Plan Administrator shall serve without compensation; provided, however, that the reasonable expenses incurred by the Plan Administrator hereunder shall be paid from the Trust Fund except to the extent that the Company, in its own discretion, pays all or part of such expenses. If the Plan Administrator is a firm or corporation, its compensation shall be determined by written agreement between it and the Company and shall be paid from the Trust Fund unless the Company, in its own discretion, pays all or part of such compensation. If the Company is the Plan Administrator, it shall serve without compensation and shall bear its own expenses.

       8.13. Allocation of Duties. The Committee and the Plan Administrator may further allocate their fiduciary responsibilities with respect to this Plan among themselves, and may designate one or more other persons, firms or corporations to carry out such fiduciary responsibilities under this Plan. Any allocation or designation pursuant to this Section 8.13 shall be in writing and shall constitute a part of this Plan.

       8.14. Participation of Committee Members and Plan Administrator. Nothing contained in this Plan shall preclude a Committee member or Plan Administrator from becoming a Participant in this Plan, if he be otherwise eligible, but he shall not be entitled to vote or to act upon or to sign any document relating to his own participation in this Plan.

       8.15. Books and Records. The Committee shall maintain appropriate records of all actions taken. The Committee and the Plan Administrator shall submit, make available or deliver on request to governmental agencies or instrumentalities, the Company and other Employers, Participants, Former Participants, Beneficiaries and other persons entitled thereto, such reports, documents or records as may be required by law, or as they may otherwise deem appropriate. The Company may, at any time, inspect the records of the Committee and the Plan Administrator.

       8.16. Fiduciary Standard. The Committee and the Plan Administrator shall exercise their powers in accordance with rules applicable alike to all similar cases, and they shall discharge all their powers and duties hereunder in accordance with the terms of this Plan, solely in the interests of Participants, Former Participants and Beneficiaries, and for the exclusive purpose of providing benefits to such persons, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

       8.17. Indemnification. To the extent permitted by law, the Company shall indemnify and save each Committee Member, each former Committee Member, the Plan Administrator and each former Plan Administrator if, while serving as such, he is or was an Employee (each such person being herein called an "Indemnitee"), and their respective heirs and legal representatives, harmless from and against any loss, cost or expense including reasonable attorney's fees (collectively, "liability") which any such person may incur individually, jointly, or jointly and severally, arising out of or in connection with the administration of this Plan, including, without limitation of the foregoing, any liability which may arise out of or in connection with the management and control of the Trust Fund, unless such liability is determined to be due to willful breach of the Indemnitee's responsibilities under this Plan, under ERISA, or other applicable law.

                                   ARTICLE IX

                            INVESTMENT OF PLAN ASSETS

       9.1. Contributions Held in Trust. All contributions under this Plan shall be paid to the Trustee. The Trustee shall have the exclusive authority and discretion to accept such sums of money and such other property as shall from time to time be paid or delivered to it pursuant to this Plan and, except to the extent provided in Sections 9.2 and 9.3, to hold, invest, re-invest and distribute the Trust Fund in accordance with the provisions of this Plan and the Trust.

       9.2. Investment Funds. The Trust Fund shall consist of separate Investment Funds selected by the Committee. The Committee may, in its discretion, establish additional funds and may terminate any fund from time to time. The Investment Funds may include, but shall not be limited to, collective or commingled trust funds maintained by the Trustee or another bank or trust company acceptable to the Trustee or investment companies regulated under the Investment Company Act of 1940. The Investment Funds may, in whole or in part, be invested in any common, collective, or commingled trust fund maintained by the Trustee or another bank or trust company acceptable to the Trustee, which is invested principally in property of the kind specified for that particular Investment Fund and which is maintained for the investment of the assets of plans and trusts which are qualified under the provision of Section 401(a) of the Code and exempt from Federal taxation under provisions of Section 501(a) of the Code, and during such period of time as an investment through any such medium exists the declaration of trust of such trust shall constitute a part of the Trust.

       9.3. Investment of Contributions. Each Participant or Former Participant shall direct that his contributions be paid into and invested, in whole percentages, in any one or more of the Investment Funds, provided that the sum of such percentages does not exceed 100%. At the time the Participant elects to make contributions to the Plan, he shall file an election with the Committee specifying the investment vehicle or vehicles in which his contributions will be invested. Notwithstanding the foregoing, a Participant may not elect to have more than 25% of any future contributions made to the Plan on his behalf invested in the Common Stock Fund.

       9.4. Changes in Investment Elections. A Participant or Former Participant who has elected to have all or part of his Accounts invested in any vehicle maintained in the Investment Fund can change his election on a daily basis and elect to have his Accounts or any future contributions made to the Plan on his behalf, invested in any of the available Investment Funds, with such investment changes to be completed as soon as administratively practicable following the request. Notwithstanding the foregoing, a Participant may not elect to have amounts transferred from any Investment Fund to the AMETEK Common Stock Fund in an amount which would cause the value of his Accounts allocated to the AMETEK Common Stock Fund to exceed 25% of the value of his Accounts allocated to all of the Investment Funds. Whenever amounts have to be transferred because of a change in the Participant's election, the Trustee or the Investment Manager, as the case may be, shall make such transfer as soon as is practicable.

       9.5. Common Stock Fund. The Trustee shall invest and reinvest the assets of the Common Stock Fund in the common stock of the Company, par value $1.00 (the "Common Stock"). Any dividends paid with respect to the Common Stock shall be reinvested in additional shares. Shares of Common Stock may be acquired from the Company, from other shareholders or on the open market; provided, however, that in no event shall the Trustee pay more than fair market value for the Common Stock. Notwithstanding any provision of the Plan or the Trust to the contrary, on all corporate matters requiring shareholder approval, each Participant or Former Participant who has elected to invest part of his Accounts in the Common Stock Fund shall have the right to direct the Trustee how to vote any Common Stock allocated to his Accounts. Prior to the holding of any special or annual meeting of the Company's shareholders, the Committee shall distribute to each Participant or Former Participant all proxy materials and a proxy form of ballot on which the Participant or Former Participant can direct the Trustee as to the voting of shares of Common Stock allocated to his Accounts. Any and all fractional shares of Common Stock allocated to the Participant's or Former Participant's Accounts shall be combined with other fractional shares of other Participants or Former Participants and shall be voted, to the extent possible, to reflect the direction of Participants or Former Participants holding such fractional shares. Shares of Common Stock for which no instructions are received shall be voted, for or against, by the Trustee in the same proportion as the shares for which the Trustee has received instructions from the Participant or Former Participant.

       9.6. Appointment of Investment Manager. The Board of Directors may, from time to time, appoint one or more Investment Managers to manage, invest and reinvest the Trust Fund, or such part or parts of the Trust Fund as is specified in such appointment. Any appointment made pursuant to this Section 9.6 may be revoked or modified by the Board of Directors at any time and a new appointment made hereunder.

                                    ARTICLE X

                  AMENDMENT, TERMINATION OR TRANSFER OF ASSETS

       10.1. Amendment or Termination. The Board of Directors, at a regular meeting or by unanimous written consent, may amend, terminate or suspend this Plan at any time or from time to time by an instrument in writing duly executed in the name of the Company and delivered to the Committee; provided, however, that

              (a) No amendment shall provide for the use of the assets of this Plan or any part thereof other than for the exclusive benefit of Participants, Former Participants and Beneficiaries;

              (b) No amendment shall deprive any Participant, Former Participant or Beneficiary of any of the benefits which are vested in him or to which he is entitled under this Plan by reason of the prior Years of Service, death, Disability or termination of employment of such Participant or Former Participant; and

              (c) Without limiting the generality of the foregoing and notwithstanding anything to the contrary in this Plan contained, this Plan may be amended at any time and from time to time in any respect so as to qualify this Plan as exempt pursuant to Sections 401 and 501(a) of the Code and like provisions of subsequent Revenue Acts, and to comply with the provisions of ERISA, regardless of whether any such amendment may change, alter or amend the relative benefits under this Plan of any Participant, Former Participant or Beneficiary.

       10.2. Termination of Plan. This Plan shall cease and come to an end, although the Trust Fund shall continue to be held by the Trustee for distribution in accordance with Section 10.3, if and when

              (a) It is declared terminated in a writing executed in the name of the Company and delivered to the Trustees; or

              (b) The Company is dissolved or liquidated or disposes of substantially all of its assets without provision for continuation of this Plan by any successor person, firm or corporation.

       10.3. Distribution of Assets. Upon termination of this Plan, or complete discontinuance of contributions to this Plan, the proportionate interest of each Participant in the Trust Fund shall become nonforfeitable. Upon partial termination of this Plan the nonforfeitable rights shall be applicable only to the portion of this Plan that is terminated and only to those Participants affected by the partial termination. Except as otherwise provided by ERISA, there shall first be set aside amounts due to Former Participants which were not previously paid pursuant to the provisions of Article VI, and the amount to which any such Former Participants is entitled as hereinabove provided shall be paid to him or his duly designated Beneficiary, as the case may be. The proportionate interest of each Participant in the remaining assets of the Trust Fund shall then be determined in accordance with Sections 5.2 and 5.3 except that the value of such proportionate interest shall be determined as of the date of termination of this Plan. There shall be paid to each Participant or his duly designated Beneficiary, as the case may be, the benefit thus determined pursuant to this
Section 10.3, plus his proportionate share of any earnings thereon, or less his proportionate share of any losses thereon, if applicable. Provision for the payment of benefits pursuant to this Section 10.3 may be made at the direction of the Company, by continuing the Trust Fund in existence and making provision therefrom for benefit distributions in accordance with the terms of this Plan, by immediate and full distribution from the Trust Fund of Participants' Accounts, or by any combination thereof.

       10.4.  Affiliates.

              (a) Adoption by Affiliates. Any affiliate may, subject to the approval of the Company, adopt and become a party to this Plan by resolution of its Board of Directors, certified copies of which shall be delivered to the Company, the Committee, the Trustee and the Plan Administrator. The effective date of any such adoption shall be the first day of a calendar month as is fixed in the resolution of adoption.

              (b) Withdrawal by Affiliate. Any one or more of the Employers shall be entitled to withdraw from this Plan without the consent or approval of any one or more of the remaining Employers. Any Employer shall be deemed to have withdrawn from this Plan in the event it loses its corporate or other legal existence by dissolution or merger. In the event of such withdrawal from this Plan of an Employer while this Plan continues for any one or more of the other Employers, if the obligations hereunder of the withdrawing Employer are not assumed by any one or more of the remaining Employers, it shall be deemed that this Plan has been terminated with respect to such withdrawing Employer and in such event the Committee or the Trustee, as the case may be, shall perform the acts set forth in Section 10.3 with respect to the part of the Trust Fund representing the Accounts of the Participants, Former Participants employed by the withdrawing Employer; provided, however, that if any Participant of a withdrawing Employer is immediately employed by any other Employer then he shall continue as a Participant under this Plan.

       10.5. Amendment to Vesting Schedule. If any amendment changes the method for determining the nonforfeitable percentage of the value of a Participant's Accounts, the Committee shall give written notice thereof, within sixty (60) days of the later of the date on which such amendment was adopted or became effective, to each Participant who has completed three or more Years of Service prior to the sixtieth day following the later of (i) the date he receives notice of such amendment, (ii) the date the amendment is adopted, or (iii) the date the amendment becomes effective. Such Participant may elect to have his nonforfeitable percentage determined without regard to the amendment by filing a written request with the Committee within sixty (60) days of the later of the dates specified in clauses (i), (ii) and (iii) of this Section 10.5. Such election shall be irrevocable.

       10.6. Merger of Plan. This Plan shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant, Former Participant and Beneficiary, if the transferee plan were terminated immediately after such action, would be equal to or greater than the benefits to which he would have been entitled if this Plan had been terminated immediately before such action.

                                   ARTICLE XI

                                 TOP HEAVY PLANS

       11.1. Definitions. For purposes of this Article XI, the following definitions shall apply unless the context clearly indicates otherwise:

              (a) "Aggregation Group" shall mean a group of plans consisting of all plans of the Company or any Affiliate in which one or more Key Employees are participants, whether or not such plans are terminated and whether or not such plans are sponsored by a corporation, and all other plans maintained by the Company or any Affiliate that enable any plan in which a Key Employee is a participant to comply with the coverage and nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code; and all plans of the Company or an Affiliate which the Company designates as part of the Aggregation Group, provided the resulting Aggregation Group meets the coverage and nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code.

              (b) "Determination Date" shall mean the last day of the preceding Plan Year, and in the case of the first Plan Year, the last day of such Plan Year.

              (c)    "Five Percent Owner" shall mean:

                     (i) any person who owns, or is considered as owning, within the meaning of Section 318 of the Code, as modified by
              Section 416 thereof, more than 5% of the outstanding stock of the Company or any Affiliate or more than 5% of the total combined voting power of all of the stock of the Company or any Affiliate; or

                     (ii) if the Affiliate is not a corporation, any person who owns, or is considered as owning, within the meaning of
              Section 416 of the Code, more than 5% of the capital or profits of the Affiliate.

For purposes of this Subsection (c), the Company and each Affiliate shall not be treated as a single employer, and a person's ownership interest in the Company or any such Affiliate shall not be aggregated.

              (d) "Key Employee" shall mean any individual who is, or was at any time during the Plan Year ending with the Determination Date or any of the four preceding Plan Years:

                     (i) an Officer, but only if the individual's Total Compensation exceeds 1.5 times the dollar limit set forth in
              Section 415(c)(1)(A) of the Code, as adjusted for increases in the cost-of-living;

                     (ii) a Top Ten Owner, but only if the individual's Total Compensation exceeds the dollar limit set forth in Section 415(c)(1)(A) of the Code, as adjusted for increases in the cost-of-living;

                     (iii)  a Five Percent Owner;

                     (iv) a One Percent Owner whose Total Compensation exceeds $150,000; or

                     (v) the Beneficiary of any individual described in clauses (i) through (iv) of this Subsection (d).

              (e) "Non-Key Employee" shall mean each individual who is an employee of the Company or an Affiliate but who is not a Key Employee.

              (f) "Officer" shall mean an individual who is an executive in the regular and continued service of the Company or an Affiliate; provided, however, that the number of employees who are considered Officers for purposes of this Section 11.1 shall not exceed:

                     (i) three, if the number of employees of the Company and Affiliates does not exceed 30;

                     (ii) 10% of the number of employees of the Company and Affiliates, if the number of employees is more than 30 but less than 500; and

                     (iii) 50, if the number of employees of the Company and Affiliates is 500 or more.

If the number of Officers exceeds the limits set forth in this Subsection (f), then the Officers having the highest annual Total Compensation among all Officers, during the Plan Year ending with the Determination Date and the four preceding Plan Years, shall be considered Key Employees.

              (g) "One Percent Owner" shall have the same meaning as Five Percent Owner, except that "1%" shall be substituted for "5%", wherever the latter term appears in Subsection (c).

              (h) "Super Top-Heavy Plan" shall have the same meaning as "Top-Heavy Plan," except that "90%" shall be substituted for "60%" wherever the latter term appears in Subsection (i).

              (i) "Top-Heavy Plan." This Plan shall be considered a Top-Heavy Plan for any Plan Year, if, as of the Determination Date,

                     (i) the Plan is not part of an Aggregation Group and the present value of the accrued benefits of Key Employees participating in the Plan exceeds 60% of the present value of the cumulative accrued benefits of all Participants in the Plan, or

                     (ii) the Plan is part of an Aggregation Group and the present value of the account balances and accrued benefits of Key Employees participating in the Aggregation Group exceeds 60% of the present value of the cumulative account balances and accrued benefits of all participating employees in the Aggregation Group, as computed in each case in accordance with Section 416 of the Code. For purposes of this Subsection (i), a Participant's 's accrued benefit or account balance shall not include any tax free rollover (as described in Section 402(a)(5)(A) or Section 408(d)(3) of the Code) or plan-to-plan transfer which
(1) is made from the Plan (or, if applicable, plans which are part of the Aggregation Group) if the plan to which the tax free rollover or plan-to-plan transfer is made is an employee benefit plan which is maintained by the Company or an Affiliate and the tax free rollover or plan-to-plan transfer is not initiated by the Participant or (2) is made to any plan which is part of the Aggregation Group if the plan from which the tax free rollover or plan-to-plan transfer is made is an employee benefit plan which is not maintained by the Company or an Affiliate and the tax free rollover or plan-to-plan transfer is initiated by the Participant. The present value of the cumulative account balances or accrued benefit of any Participant or Former Participant shall also include any distributions from the Plan (or, if applicable, from any plan in the Aggregation Group) made to the Participant or Former Participant or his Beneficiary during the Plan Year ending with the Determination Date and any of the four preceding Plan Years. Solely for purposes of determining if the Plan, or any other plan included in a required Aggregation Group of which this Plan is a part, is Top-Heavy, the accrued benefit of a Non-Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by Affiliates, or if there is no such method, as if such benefit accrued not more rapidly than the shortest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

              (j) "Top Ten Owner" shall mean one of the ten employees owning, or considered as owning, within the meaning of Section 318 of the Code, the greatest interest in the Company or an Affiliate, but only if such employee owns at least a 0.5% interest in the Company or the Affiliate. For purposes of this Subsection (j), if two employees have the same ownership interest in the Company or the Affiliate, the employee with the greater Total Compensation shall be considered as owning the larger interest in the Company or the Affiliate.

              (k) "Total Compensation" shall mean the Employee's 'compensation' as defined in Subsection 5.5(f).

       11.2. Minimum Contributions. For each Plan Year during which the Plan is a Top-Heavy Plan, the amount of Employer Contributions allocated to the Matching Contribution Account of each Non-Key Employee who has satisfied the eligibility requirements of Article II hereof, and who is still in the service of the Employer as of the last day of the Plan Year, shall be an amount at least equal to the lesser of:

              (a) 3% of the Non-Key Employee's Total Compensation for the Plan Year; or

              (b) a percentage which is equal to the highest percentage of Total Compensation contributed by the Employer on behalf of any Key Employee.

The amount the employer is required to contribute on behalf of each Non-Key Employee pursuant to this Section 11.2 shall be reduced by the amount of any Employer Contribution made on behalf of such Non-Key Employee with respect to such Plan Year pursuant to the provisions of this Plan or any contribution (other than an elective deferral) to other defined contribution plan maintained by the Employer.

       11.3. Coordination with Defined Benefit Plan. In the event that a Non-Key Employee who is entitled to receive a contribution under Section 11.2 is also entitled to receive a minimum benefit pursuant to Section 416 of the Code under a defined benefit pension plan maintained by the Employer, and the Non-Key Employee does not accrue a benefit under such defined benefit pension plan which, together with the Non-Key Employee's minimum contribution provided under
Section 11.2 hereof, satisfies the requirements of Section 416 of the Code, the amount of Matching Contributions allocated to the Matching Contribution Account of such Non-Key Employee shall equal the lesser of:

              (a) 5% of the Non-Key Employee's Total Compensation for the Plan Year; or

              (b) the percentage necessary in order that the Non-Key Employee receive the minimum combined benefits under this Plan and such benefit pension plan to which he is entitled under Section 416 of the Code.

Notwithstanding the foregoing, the amount allocated to the Employer Contribution Account of each Non-Key Employee shall be reduced by the amount of any Employer Contribution made on behalf of such Non-Key Employee with respect to such Plan Year pursuant to Section 11.2 or any other provision of this Plan or any other defined contribution plan maintained by the Employer.

       11.4. Maximum Benefits. If, in any Limitation Year in which the Plan is a Top-Heavy Plan, a Participant also participates in one or more defined benefit plans maintained by the Employer or an Affiliate (as defined in Section 5.5(h)), then for purposes of Sections 5.5(c) and (d) respectively, the phrase "1.0" shall be substituted for the phrase "1.25" wherever the latter phrase appears. Notwithstanding the preceding, the provisions of this Section 11.4 shall not apply if the Plan is not a Super Top-Heavy Plan and the Employer contributes, on behalf of each Non-Key Employee who is entitled to receive a benefit under
Section 11.2, an amount at least equal to 1% of the Participant's Total Compensation for the Plan Year. The amount contributed on behalf of each Non-Key Employee under this Section 11.4 shall be in addition to any contribution made on his behalf pursuant to Sections 11.2 or 11.3 hereof, whichever is applicable, but shall be reduced by the amount by which:

              (a) any Employer Contributions made on behalf of such Non-Key Employee with respect to such Plan Year under the provisions of this Plan or any other defined contribution plan maintained by the Employer, exceed

              (b) the contributions made on his behalf under Sections 11.2 and 11.3 hereof.

                                   ARTICLE XII

                                  MISCELLANEOUS

       12.1. No Rights Implied. Nothing herein contained shall be deemed to give any Participant, Former Participant or Beneficiary an interest in any specific property of this Plan or of the Trust Fund or any interest other than his right to receive payment in accordance with the provisions of this Plan.

       12.2. Assignment and Alienation. The interest in this Plan of a Participant, Former Participant or Beneficiary shall not be subject to assignment or transfer or otherwise be alienable either by voluntary or involuntary act of such person, or by operation of law, nor shall it be subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process other than pursuant to the terms of a Qualified Domestic Relations Order (pursuant to Section 6.7) or in satisfaction of a federal tax levy. If any Participant, Former Participant or Beneficiary shall attempt to or shall alienate, sell, transfer, pledge or otherwise encumber any amount to which he is or might become entitled, or if by reason of the bankruptcy or insolvency of any such person or the issuance of any garnishment, writ of execution or other court process, or other event happening at any time, any amount otherwise payable hereunder to such person should devolve upon anyone else or would not be enjoyed by him, the Committee, in its absolute discretion, may terminate such interest and may hold or apply it to or for the benefit of such Participant, Former Participant or Beneficiary, or as the case may be, the spouse, children or other dependents of such person, in such manner as the Committee may deem proper.

       12.3. No Diversion of Trust Assets. Anything contained in this Plan to the contrary notwithstanding, it shall be impossible at any time for any part of the corpus or income of the Trust Fund or of any segregated share of the assets of this Plan to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants or Beneficiaries, and no part thereof shall ever revert to the Company or any of the Employers.

       12.4. Exclusive Benefit. This Plan is created for the exclusive benefit of Participants, Former Participants and Beneficiaries and shall be interpreted in a manner consistent with its being an employees' trust as defined in Section 401 of the Code.

       12.5. No Employment Contract. This Plan shall not be construed as creating any contract of employment between the Employer and any Employee; and the

Employer shall have the same control over its employees as though this Plan had never been executed.

       12.6. Fiduciaries. Any person or group of persons may serve in more than one fiduciary capacity with respect to this Plan.

       12.7. Incapacity. In the event that the Committee finds that any Participant, Former Participant or Beneficiary is unable to care for his affairs due to illness or accident, any payments due to such Participant, Former Participant or Beneficiary under this Plan may be made to his duly appointed legal representative. The Committee may, in its discretion, make such payments to a child, parent or spouse of such Participant, Former Participant or Beneficiary, or to any other person with whom he resides or who is charged with his care. Any payment or payments so made shall be in complete discharge of the liability under this Plan therefor.

       12.8. Governing Law. This Plan shall be construed according to the laws of the Commonwealth of Pennsylvania, where it is made and where it shall be enforced, except to the extent such laws have been superseded by ERISA.

              IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name by a duly authorized officer and its corporate seal to be affixed on this 1st day of May, 1999.

                                        AMETEK, INC.

                                        BY: /s/ Donna F. Winquist
                                            ---------------------
                                            Vice President, Corporate Counsel
                                            and Secretary

ATTEST:

/s/ Deirdre D. Saunders
-------------------------
Vice President and Treasurer

[SEAL]

                                   SCHEDULE I

           Division                             Employer Matching Contribution

Aerospace Division (Costa Mesa Plant)                         4%